UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 7, 2020

Dun & Bradstreet Holdings, Inc.
(Exact name of registrant as specified in its charter)
Commission file number 1-39361

Delaware	83-2008699
(State of incorporation)	(I.R.S. Employer Identification No.)

103 JFK Parkway
Short Hills, NJ 07078
(Address of principal executive offices)

(973) 921-5500
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	DNB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sale of Equity Securities

On October 7, 2020, Dun & Bradstreet Holdings BV, a subsidiary of Dun & Bradstreet Holdings, Inc. (the “Company”), entered into a definitive agreement (the “Agreement”) to purchase the outstanding shares of Bisnode Business Information Group AB (“Bisnode”). Upon the close of the transaction, the Company will issue as part of the consideration an aggregate of 6,237,089 unregistered, fully paid, validly issued and non-assessable shares (the “Consideration Shares) of its common stock, par value $0.0001 per share (the “Common Stock”), to the sellers of Bisnode (the “Sellers”). The aggregate number of Consideration Shares was determined by dividing approximately 1.4 billion SEK (25% of the estimated purchase price for the outstanding shares of Bisnode at closing) by 222 SEK (which is equal to (i) the volume-weighted average share price of the Common Stock on the New York Stock Exchange, as reported by Bloomberg, for the 20 consecutive trading days ending on the last full trading day preceding the date of the Agreement, rounded to the nearest tenth of a U.S. dollar, multiplied by (ii) a conversion rate of 8.93 USD/SEK (which corresponds to the average closing spot rate of exchange between the U.S. dollar and SEK published by the Central Bank of Sweden during the five business days ending on the last full business day preceding the date of the Agreement)).

The Company intends to issue the Consideration Shares at closing in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) on the basis that it did not involve a public offering. In addition, the Company relied upon warranties of the Sellers in the Agreement with respect to and in support of the exemption from registration provided by Section 4(a)(2) of the Securities Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUN & BRADSTREET HOLDINGS, INC.

		By:	/s/ Joe A. Reinhardt, III
Joe A. Reinhardt, III
Date:	October 14, 2020		Chief Legal Officer